Stephens Investor Field Trip January 2019 David Brooks, Chairman, CEO and President Michelle Hickox, EVP and CFO RAISING STANDARDS TOGETHER

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect our future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) the Company’s ability to sustain its current internal growth rate and total growth rate; (2) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (3) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (4) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (5) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (6) changes in asset quality, including increases in default rates and loans and higher levels of nonperforming loans and loan charge-offs; (7) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (8) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (9) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable loan losses and other estimates; (10) lack of liquidity, including as a result of a reduction in the amount of sources of liquidity, that the Company currently has; (11) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (12) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (13) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (14) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (15) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (16) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (17) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (18) the occurrence of market conditions adversely affecting the financial industry generally; (19) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, and changes in federal government policies; (20) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (21) governmental monetary and fiscal policies; (22) changes in the scope and cost of FDIC insurance and other coverage; (23) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (24) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (25) the Company’s revenues after previous or future acquisitions are less than expected; (26) the liquidity of, and changes in the amounts and sources of liquidity available to, the Company, before and after the acquisition of any financial institutions that the Company acquires; (27) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (28) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (29) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments; (30) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of loan loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (31) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (32) technology-related changes are harder to make or are more expensive than expected; (33) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (34) the potential impact of technology and “FinTech” entities on the banking industry generally; (35) our success at managing the risks involved in the foregoing items; and (36) the other factors that are described in the Company’s Annual Report on Form 10-K filed on February 27, 2018, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC as well as those described in Guaranty Bancorp's Annual Report on Form 10-K filed on February 28, 2018, and other reports and statements filed by Guaranty Bancorp with the SEC. Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 2

Company Snapshot Overview Branch Map as of December 31, 2018 • Headquartered in McKinney, Texas DFW Metropolitan Colorado • 100+ years of operating history • 73 banking offices • Dallas-Fort Worth metropolitan area • Greater Austin area • Houston metropolitan area • Colorado Front Range area • Acquired seven financial institutions, adding $5.7 billion in assets, since IPO in 2013 • Eighth largest bank by deposits headquartered in Texas Financial Highlights as of and for the Quarter Ended December 31, 2018 Balance Sheet Highlights ($ in millions) Total Assets $ 9,850 Total Loans Held for Investment 7,888 Total Deposits 7,738 Greater Austin Houston Metropolitan Equity 1,606 Asset Quality Nonperforming Asset Ratio 0.17% Nonperforming Loans to Total Loans Held for Investment (1) 0.16 Net Charge-off Ratio (annualized) 0.01 Capital Ratios Tier 1 Risk Based 10.41% Total Risk Based 12.58 Tangible Common Equity to Tangible Assets (2) 9.24 Profitability Net Income $ 34.0 Adjusted Net Interest Margin (2) 3.93% Adjusted Efficiency Ratio (2) 51.26 Adjusted Return on Average Assets (2) 1.35 (1) Excludes mortgage warehouse purchase loans (2) Non-GAAP financial measure. See Appendix for reconciliation. 3

Fourth Quarter Key Highlights • Completed the Guaranty Bancorp acquisition as scheduled on January 1, 2019, on the terms and with the exchange ratio originally announced • Focused efforts on integration of the Guaranty acquisition, emphasizing execution of cost saves coupled with a balanced investment in infrastructure and leveraging of Guaranty's personnel and systems • Managed total assets to be less than $10 billion at December 31, 2018, delaying the impact of the Durbin amendment limitation on interchange fees until July 2020 • Solid earnings of $34.0 million, or $1.11 per diluted share and adjusted (non-GAAP) net income of $34.1 million, or $1.12 per diluted share • Organic loan growth of 12% for 2018 • Continued strong asset quality with all credit metrics remaining at historically low levels • Established a $75 million Share Repurchase Program and announced plans to increase the quarterly dividend to $0.25 per share in the first quarter 2019 4

Fourth Quarter Selected Financial Data

($ in thousands except per share data)	As of and for the Quarter Ended				
Balance Sheet Data	**December 31, 2018**	**September 30, 2018**	**December 31, 2017**	**Linked Quarter Change**	**Annual Change**
Total assets	$ 9,849,965	$ 9,891,464	$ 8,684,463	(0.4)%	13.4%
Loans held for investment (gross, excluding mortgage warehouse purchase loans)	7,717,510	7,554,124	6,309,549	2.2	22.3
Mortgage warehouse purchase loans	170,290	150,267	164,694	13.3	3.4
Total deposits	7,737,794	7,782,852	6,632,822	(0.6)	16.7
Total borrowings (excluding junior subordinated debentures)	427,316	482,207	667,578	(11.4)	(36.0)
Total stockholders' equity	1,606,433	1,567,184	1,336,018	2.5	20.2
Earnings and Profitability Data					
Net interest income	$ 87,108	$ 86,268	$ 75,254	1.0 %	15.8%
Net interest margin	3.98%	3.94%	3.97%	1.0	0.3
Non-interest income	$ 9,887	$ 12,749	$ 13,579	(22.4)	(27.2)
Non-interest expense	51,848	52,655	49,553	(1.5)	4.6
Net income [(1)]	33,964	35,696	19,193	(4.9)	77.0
Basic EPS	1.11	1.17	0.69	(5.1)	60.9
Diluted EPS	1.11	1.17	0.68	(5.1)	63.2
Adjusted net interest margin [(2)]	3.93%	3.89%	3.84%	1.0	2.3
Adjusted net income [(2)]	$ 34,120	$ 36,593	$ 25,313	(6.8)	34.8
Adjusted basic EPS [(2)]	1.12	1.20	0.91	(6.7)	23.1
Adjusted diluted EPS [(2)]	1.12	1.20	0.90	(6.7)	24.4
Return on average assets	1.34%	1.41%	0.87%	(5.0)	54.0
Adjusted return on average assets [(2)]	1.35	1.45	1.15	(6.9)	17.4

[(1)] Effective January 1, 2018, the Tax Cuts and Jobs Act (TCJA) reduced the corporate U.S. statutory tax rate from 35% to 21%. The quarter ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform.
[(2)] See Appendix for non-GAAP reconciliation

5

Among Strongest Economies in USA Texas • Texas ranks #3 for Fortune 500 companies with 48 companies headquartered in Texas (2018) • Forbes list Texas #3 as best state for business and #3 in economic climate (2018) • Second fastest economic growth • Headquarters to 100 of the 1,000 largest public and private companies in the United States • Population - 28.7 million, 2nd largest State (2018) • Third fastest-growing state with a growth rate of 1.80% in 2018 • Projected household income growth of 9.51% through 2023 versus 8.86% for the Nation (2018) • Texas unemployment rate of 3.7% which is more favorable to United States at 3.9% (December 2018) • Home to six top universities and eleven professional sports teams • U.S. News ranks four of the major metro areas in their top 30 in the 100 Best Places to Live in the USA 2018 (#1) Austin (#14) San Antonio (#18) Dallas-Fort Worth (#26) Houston • Three out of four of Texas’ major metro areas were ranked in the top 15 on Forbes’ The Best Big Cities For Jobs 2018. (May 2018) (#1) Dallas (#2) Austin (#13) San Antonio • Dallas was ranked #6 and Austin was ranked #8 on Forbes’ The Best Places For Business and Careers. (October 2018) Colorado • Forbes list Colorado #8 as best state for business and #2 in economic climate (2018) • Colorado is expected to have the second fastest job growth over the next five years per EMSI data. • Population - 5.7 million, 21st largest State (2018) • Second fastest-growing state with a growth rate of 1.85% in 2018 • Projected household income growth of 9.54% through 2023 versus 8.86% for the Nation (2018) • Colorado unemployment rate of 3.5% which is more favorable to United States at 3.9% (December 2018) • Home to six top universities and five professional sports teams • U.S. News ranks two of the major metro areas in their top 30 in the 100 Best Places to Live in the USA 2018 (#2) Colorado Springs (#3) Denver • Colorado consistently ranks among the top five states for business • High levels of education are a key factor in the booming growth of the area's economy and workforce. • Denver was ranked #4 and Colorado Springs was ranked #12 on Forbes’ The Best Places For Business and Careers. (October 2018) Source: S&P Global Market Intelligence, Fortune, Forbes, World Population Review, Texas Wide Open Spaces, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Select Georgia, Denver 6 Post, U.S. News

Market Highlights

IBTX operates in five of the top twenty **The Best Places For Business And Careers** *(Forbes.com, 2018 Ranking)*

(#4) Denver
(#6) Dallas
(#8) Austin
(#12) Colorado Springs
(#21) Fort Collins

Metropolitan Statistical Area	IBTX Market Rank 2018	# of IBTX Branches 2018	Total Population (1)
Dallas-Fort Worth-Arlington, TX	10	37	7,575,979
Houston-The Woodlands-Sugar Land, TX	20	14	7,092,836
Austin-Round Rock, TX	11	6	2,187,161
Sherman-Denison, TX	3	6	132,322
Waco, TX	11	2	274,601
Colorado Springs, CO	13	4	741,407
Denver-Aurora-Lakewood, CO	44	2	2,959,584
Greeley, CO	21	1	315,106
Fort Collins, CO	23	1	353,332
Total		**73**	**21,632,328**

DFW Metroplex/North Texas Region

- The fourth largest metropolitan area and fastest growing in the United States (2018)
  - Ranked 7th in strongest U.S. MSA (2018)
  - Employment up 3.2% compared to 1.7% for U.S. (August 2018)
  - Ranked 2nd in number of jobs added over the year and 3rd in annual rate of job growth

Austin/Central Texas Region

- Austin is the 11th largest city in the United States
  - Ranked 1st in the strongest U.S. MSA (2018)
- Headquarters to several public high tech companies

Houston Region

- The fourth fastest growing MSA in the U.S. (2018)
  - 4th largest city in the U.S. and the largest in Texas (2018)
  - Employment up 3.7% compared to 1.7% for U.S. (August 2018)

Denver

- The 13th fastest growing MSA in the U.S. (2018)
- 21st most populous city in the United States
- Ranked 10th in strongest U.S. MSA (2018)
- Annual population growth of 1.9% per year since 2010

Colorado Springs

- Home to the largest Military base in Colorado
- 2nd largest city in Colorado

Greeley

- Ranked 9th in job growth for Mid-Sized Metro in U.S (2018)
- Annual population growth of 2.1% per year since 2010

Fort Collins

- Ranked 4th in job growth for Mid-Sized Metro in U.S (2018)
- The 4th largest city in Colorado
- Ranked 19th in Forbes Job Growth and 21st in Best Places for Business and Careers (2018)

Source: S&P Global Market Intelligence, World Population Review, Forbes, Dallas.org, U.S. Census Bureau, Bureau of Labor Statistics, Bureau of Economic Analysis, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Denver Post, U.S. News, Dallas news, Houston .org, Policom Corporation, newgeography.com, Memphisinvest.com, Hfflp.com, Business Facilities

(1) Population data from S&P Global Market Intelligence as of June 2018

7

History of Growth – Total Assets Guaranty Bancorp Total Assets - $3,811M (Dollars in Millions) Integrity Bancshares Organic CAGR of ~20% since 2011(1) Total Assets - $852M $15,000 Total CAGR of ~43% since 2011(1) $13,661 $12,000 Carlile Bancshares Live Oak Financial $3,811 Total Assets - Total Assets - $122M $2,193M BOH Holdings Total Assets - $1,040M $852 $8,684 $9,000 Houston City I Bank Holding Grand Bank Company Bancshares Total Assets - $329M Total Assets - $592M Total Assets - $158M $2,193 Community Group Total Assets - $105M $5,853 $6,000 $5,055 Collin Bank $4,133 $592 Total Assets - $173M $1,491 $3,000 $2,164 $1,740 $173 $262 $0 2012 2013 2014 2015 2016 2017 2018 IBTX IPO: 4/3/2013 Annual Acquired Assets Pending Acquisition Note: Acquired assets excludes impact of purchase accounting (1) CAGR basis of $1.254 billion as of December 31, 2011 8 Source: S&P Global Market Intelligence

Focused on Delivering Shareholder Value Earnings Per Share and Adjusted Earnings Per Share Trends (diluted) $4.47 $1.20 $4.33 $1.17 $1.12 $1.11 $1.11 $1.03 $3.45 $1.02 $1.02 $3.04 $2.97 $2.88 $0.90 $0.68 2016 2017 2018 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Year Ending Quarter Ending EPS (1) Adjusted EPS (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The quarter ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 9 (2) See Appendix for non-GAAP reconciliation

Historical Profitability Interest Income, Net Interest Income and NIM ($ in millions) $407.3 $109.3 $112.8 $326.3 $97.1 $307.9 $87.4 $88.1 $86.3 $87.1 $265.5 $75.3 $74.0 $78.9 $210.0 $183.8 3.97% 4.00% 3.97% 3.94% 3.98% 3.81% 3.84% 3.97% 2016 2017 2018 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Year Ending Quarter Ending NIM Interest income Net interest income Adjusted Efficiency Ratio Trends (1) ($ in millions) $322.5 $86.1 $72.8 $261.4 $50.8 $182.0 $189.4 $42.5 $157.6 $107.5 52.34% 51.46% 50.47% 50.06% 51.26% $2.0 $4.6 $41.5 $5.7 $1.3 $1.5 $19.5 $35.9 $9.5 $10.0 2016 2017 2018 Q4 2017 Q4 2018 Year Ending Quarter Ending Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of core deposit intangibles Adjusted efficiency ratio (1) See Appendix for non-GAAP reconciliation 10

Deposit Mix and Pricing Deposit Mix as of December 31, 2018 Deposit Growth versus Average Rate ($ in millions) CDs < $100,000: 2.3% CDs > 0.83% IRAs: 0.7% $100,000: 8.1% Noninterest-bearing demand: 27.7% 0.46% Money Market: $7,738 16.6% 0.38% $6,633 0.34% $4,577 $4,028 Savings: 3.8% Public funds, interest- bearing accounts and 2015 2016 2017 2018 CDs: 11.1% Interest-bearing checking: 29.7% Period Ending Deposits Average YTD Rate (1) 2018 YTD Average Rate for Interest-bearing deposits: 1.16% (1) Average rate for total deposits 11

Loan Portfolio Composition Loan Composition at 12/31/2018 CRE Loan Composition at 12/31/2018 Misc: 5.6% Multifamily: 7.2% 1-4 Family Const.: 4.2% Restaurant: 3.3% Mini Storage: 3.2% Consumer: 0.4% 1-4 Family: 13.7% Convenience Store: 3.0% Church: 3.1% Ag: 0.8% Healthcare: 7.9% Office: 29.0% C&I: 17.2% Daycare/School: 1.9% Industrial: 5.2% C&D: 11.4% Hotel/Motel: 5.7% Retail: 24.9% Loans by Region at 12/31/2018 CRE: 52.3% Colorado: 6.4% Central Texas: 18.2% Houston: 26.9% 2018 YTD adjusted loan yield: 5.25% (1) North Texas: 48.5% (1) Non-GAAP financial measure. Excludes $3,711 of income recognized on acquired loans. 12

Commercial Real Estate (CRE) and Construction and Development (C&D) CRE and C&D Concentrations at 12/31/2018 Retail CRE and C&D Composition at 12/31/2018 398% 385% 374% 382% 380% Retail/Office: 9.0% Big Box: 3.0% Free Standing/ Single Tenant: 19.0% Loans > $500 thousand 119% 122% 130% 125% 116% Strip Center: 12/31/17 03/31/18 06/30/18 09/30/18 12/31/18 69.0% Period Ending Total construction and development to Bank regulatory capital • 759 Retail Loans Total non-owner occupied CRE to Bank regulatory • 52 Loans > $5MM capital 13

Energy Lending Outstanding Balances and Related Reserves ($ in millions) $27.8 $24.9 $21.9 $27.2 $112.6 $110.1 $15.7 $99.7 $93.3 $90.3 6.7% 6.2% 6.2% 5.2% 5.5% 12/31/17 03/31/18 06/30/18 09/30/18 12/31/18 Quarter Ending Exploration and Production Service loans Energy reserve % to total energy loans 14

Historically Strong Credit Culture NPLs / Loans NCOs / Average Loans 4.41% 2.67% 2.67% 4.15% 4.11% 3.43% 3.36% 3.03% 1.64% 2.91% 2.67% 2.38% 1.22% 2.25% 1.89% 1.05% 1.13% 1.62% 1.83% 1.71% 1.57% 1.31% 0.74% 1.50% 1.49% 1.50% 1.17% 0.70% 0.49% 1.14% 0.43% 0.46% 0.48% 0.45% 0.81% 0.73% 0.31% 0.39% 0.28% 0.53% 0.91% 0.19% 0.16% 0.18% 0.17% 0.10% 0.32% 0.37% 0.39% 0.06% 0.24% 0.21% 0.16% 0.11% 0.09% 0.12% 0.03% 0.02% 0.01% 0.06% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD Period Ending Period Ending TX Commercial Banks U.S. Commercial Banks TX Commercial Banks U.S. Commercial Banks IBTX IBTX Note: Financial data as of and for the quarter ended September 30, 2018 for peer data and December 31, 2018 for IBTX. Interim charge-off data annualized. Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence. 15

Capital Total Capital, Tier 1 and TCE/TA Ratios 12.56% 12.58% 12.48% 12.38% 11.85% 11.38% 11.14% 10.41% 10.20% 10.05% 10.00% 9.67% 9.24% 8.92% 8.76% 8.55% 8.49% 8.37% 8.31% 7.17% 6.87% 12/31/15 12/31/16 12/31/17 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Period Ending Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets (1) See Appendix for non-GAAP reconciliation 16

Overview of Guaranty Bancorp (GBNK)

- Denver, Colorado headquartered bank established in 1955 and Nasdaq listed in 2005, with 32 branches strategically located along the Front Range, including 14 in the Denver MSA
- Largest bank operating exclusively in Colorado and the fourth largest bank headquartered in the state – ranks second in Colorado deposit market share among banks headquartered in the state
- High quality, committed management team and experienced, customer focused lenders
- Strong profitability metrics – core ROAA over 1.20%
- Attractive funding base – over 30% noninterest bearing deposits, with a cost of deposits of approximately 30 basis points
- Conservative credit culture – five year average net charge-offs to average loans from 2013 to 2017 of 0.05% vs. U.S. commercial bank industry aggregate of 0.51%
- Sizable wealth management platform with approximately $1.5 billion in assets under management – provides opportunity for augmentation and scale in Texas metro markets

Financial Summary(1)	
Balance Sheet Data	
Total Assets ($M)	3,810.5
Total Loans Held for Investment ($M)	2,929.4
Total Deposits ($M)	3,059.9
Loans to Deposits (%)	95.7
Regulatory Capital	
Tangible Common Equity ($M)	412.4
Tang. Common Equity / Tang. Assets (%)	9.2
Total Risk Based Capital Ratio (%)	13.7
Profitability Data (LTM)	
Adjusted Net Income ($M)(2)	51.3
Adjusted Return on Average Assets (%)(2)	1.39
Adjusted Return on Average Equity (%)(2)	12.5
Net Interest Margin (%)	3.84
Efficiency Ratio	50.7
Asset Quality	
Nonperforming Assets to Assets (%)(3)	0.15
Net Charge-offs to Average Loans (%)	0.01

Source: S&P Global Market Intelligence
(1) Data as of and for the last twelve months ended September 30, 2018
(2) LTM net income reflects adjustment for one-time deferred tax asset revaluation associated with tax legislation of $976 thousand
(3) Excludes performing restructured loans

17

Transaction Summary Guaranty Bancorp (“GBNK”) and bank subsidiary, Merger Partner Guaranty Bank and Trust Company Transaction Value(1) $602.0 million in aggregate, or $20.60 per share Consideration Mix 100% stock 0.45 IBTX common shares for each share of GBNK common stock, which equates to 13,179,748 Fixed Exchange Ratio shares of IBTX common stock based on the number of shares of GBNK common stock outstanding as of December 31, 2018 Pro Forma Ownership 70% IBTX / 30% GBNK Paul Taylor (President & CEO of GBNK) to join IBTX Board of Directors Additions to Michael Hobbs (President of Guaranty Bank and Trust Company) to serve as Colorado Market Management / Board CEO for IBTX Closed January 1, 2019 (1) Based on an IBTX closing price of $45.77 on December 31, 2018 18

Significant Scale Along the Front Range Pro Forma Colorado Deposit Market Share Pro Forma Colorado Footprint 2018 2018 2018 CO 2018 Deposits Market Rank HQ Institution Branches ($M) Share (%) 1 Wells Fargo & Co. 154 31,402 22.92 2 U.S. Bancorp 152 16,359 11.94 3 * FirstBank Holding Co. 99 15,618 11.40 4 JPMorgan Chase & Co. 115 14,160 10.34 5 BNP Paribas 75 4,729 3.45 6 KeyCorp 58 4,246 3.10 7 BOK Financial Corp. 23 3,810 2.78 Pro Forma 40 3,238 2.36 8 * Guaranty Bancorp 32 2,971 2.17 9 * Alpine Banks of Colorado 42 3,146 2.30 10 Pinnacle Bancorp Inc. 43 2,907 2.12 11 Lauritzen Corp. 26 2,804 2.05 12 Zions Bancorp. NA 37 2,794 2.04 13 BBVA 37 2,304 1.68 14 Bank of America Corp. 11 2,006 1.46 15 * National Bank Holdings Corp. 50 1,959 1.43 35 Independent Bk Group Inc. 8 267 0.20 GBNK (32) Top 15 Institutions 954 111,215 81.19 Total For Institutions In Market 1,462 136,980 100.00 IBTX (8) Source: S&P Global Market Intelligence Note: Reflects FDIC deposit data as of June 30, 2018; pro forma for pending acquisitions 19

Experienced Management Team Name / Title Background David R. Brooks -39 years in the financial services industry; 31 years at Independent Bank Chairman of the Board, CEO & President, -Active in community banking since the early 1980s - led the investor group that Director acquired Independent Bank in 1988 Daniel W. Brooks -36 years in the financial services industry; 30 years at Independent Bank Vice Chairman, Chief Risk Officer, Director -Active in community banking since the late 1980s Brian E. Hobart -25 years in the financial services industry; 14 years at Independent Bank Vice Chairman, Chief Lending Officer -Since 2009 has functioned as Chief Lending Officer of the Company Michelle S. Hickox -29 years in the financial services industry; 7 years at Independent Bank EVP, Chief Financial Officer -Previously a Financial Services Audit Partner at RSM US LLP James C. White -Over 31 years in the financial services industry EVP, Chief Operations Officer -Previously served as EVP/COO of Texas Capital Bank James P. Tippit -13 years in the financial services industry; 8 years at Independent Bank EVP, Corporate Responsibility -Previously functioned as Community Reinvestment Officer of Independent Bank -Over 36 years experience representing community banks in corporate, regulatory Mark S. Haynie and securities matters EVP, General Counsel -Previously an attorney, President and shareholder at Haynie Rake Repass & Kilmko, P.C., a law firm 20

Appendix 21

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods

($ in thousands except per share data)		For the Quarters Ended December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net Interest Income - Reported	(a)	$ 87,108	$ 86,268	$ 78,909	$ 73,967	$ 75,254
Income recognized on acquired loans		(967)	(1,051)	(954)	(739)	(2,463)
Adjusted Net Interest Income	(b)	**86,141**	**85,217**	**77,955**	**73,228**	**72,791**
Provision Expense - Reported	(c)	2,910	1,525	2,730	2,695	1,897
Noninterest Income - Reported	(d)	9,887	12,749	10,133	9,455	13,579
Loss on sale of branches		—	—	—	—	(3,044)
Gain on sale of OREO and repossessed assets		(56)	(95)	(58)	(60)	(876)
Loss (gain) on sale of securities		232	115	10	224	(72)
(Gain) loss on sale of premises and equipment		—	(220)	89	8	6
Recoveries on loans charged off prior to acquisition		(109)	(230)	(336)	(287)	(65)
Adjusted Noninterest Income	(e)	**9,954**	**12,319**	**9,838**	**9,340**	**9,528**
Noninterest Expense - Reported	(f)	51,848	52,655	49,158	44,958	49,553
OREO impairment		—	—	—	(85)	(375)
IPO related stock grants		—	—	(11)	(125)	(128)
Acquisition expense		(1,094)	(2,594)	(4,296)	(974)	(6,509)
Adjusted Noninterest Expense	(g)	**50,754**	**50,061**	**44,851**	**43,774**	**42,541**
Income Tax Expense Reported [(1)]	(h)	$ **8,273**	$ **9,141**	$ **7,519**	$ **6,805**	$ **18,190**
Adjusted Net Income [(2)]	(b) - (c) + (e) - (g) = (i)	$ **34,120**	$ **36,593**	$ **32,239**	$ **29,231**	$ **25,313**
Average shares for basic EPS	(j)	30,503,062	30,473,603	29,065,426	28,320,792	27,933,201
Average shares for diluted EPS	(k)	30,503,062	30,563,717	29,157,817	28,426,145	28,041,371
Adjusted Basic EPS	(i) / (j)	$ **1.12**	$ **1.20**	$ **1.11**	$ **1.03**	$ **0.91**
Adjusted Diluted EPS	(i) / (k)	**1.12**	**1.20**	**1.11**	**1.03**	**0.90**
EFFICIENCY RATIO						
Amortization of core deposit intangibles	(l)	$ 1,496	$ 1,519	$ 1,393	$ 1,331	$ 1,328
Reported Efficiency Ratio	(f - l) / (a + d)	**51.91%**	**51.64%**	**53.64%**	**52.30%**	**54.29%**
Adjusted Efficiency Ratio	(g - l) / (b + e)	**51.26**	**49.77**	**49.50**	**51.40**	**50.06**
PROFITABILITY						
Total Average Assets	(m)	$ 10,026,151	$ 10,028,224	$ 9,164,915	$ 8,675,596	$ 8,702,597
Return on Average Assets (annualized)	(a - c + d - f - h) / (m)	**1.34%**	**1.41%**	**1.30%**	**1.35%**	**0.87%**
Adjusted Return on Average Assets (annualized)	(i) / (m)	**1.35**	**1.45**	**1.41**	**1.37**	**1.15**

[(1)] Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The quarter ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform.

[(2)] Assumes an effective tax rate of 19.6%, 20.4%, 19.8%, 19.0% and 33.2% for the quarters ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively. The quarter ended December 31, 2017 excludes $5,528 thousand charge to remeasure deferred taxes as a result of the enactment of the TCJA and $259 thousand of nondeductible tax expense.

22

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2018	2017	2016
Net Interest Income - Reported	(a)	$ **326,252**	$ **265,478**	$ **183,806**
Income recognized on acquired loans		(3,711)	(4,063)	(1,765)
Adjusted Net Interest Income	(b)	**322,541**	**261,415**	**182,041**
Provision Expense - Reported	(c)	9,860	8,265	9,440
Noninterest Income - Reported	(d)	42,224	41,287	19,555
Gain on sale of loans		—	(351)	—
(Gain) loss on sale of branches		—	(2,917)	43
Gain on sale of OREO/repossessed assets		(269)	(850)	(62)
Loss (gain) on sale of securities		581	(124)	(4)
(Gain) loss on sale of premises and equipment		(123)	21	(32)
Recoveries on loans charged off prior to acquisition		(962)	(1,182)	—
Adjusted Noninterest Income	(e)	**41,451**	**35,884**	**19,500**
Noninterest Expense - Reported	(f)	198,619	176,813	113,790
Senior leadership restructuring		—	—	(2,575)
OREO impairment		(85)	(1,412)	(106)
IPO related stock grants		(136)	(508)	(543)
Acquisition expense		(8,958)	(17,259)	(3,121)
Adjusted Noninterest Expense	(g)	**189,440**	**157,634**	**107,445**
Income Tax Expense Reported	(h)	$ **31,738**	$ **45,175**	$ **26,591**
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (i)	$ **132,183**	$ **88,878**	$ **56,563**
Average shares for basic EPS	(j)	29,599,119	25,636,292	18,501,663
Average shares for diluted EPS	(k)	29,599,119	25,742,362	18,588,309
Adjusted Basic EPS	(i) / (j)	$ **4.47**	$ **3.47**	$ **3.06**
Adjusted Diluted EPS	(i) / (k)	**4.47**	**3.45**	**3.04**
EFFICIENCY RATIO				
Amortization of core deposit intangibles	(l)	$ 5,739	$ 4,639	$ 1,964
Reported Efficiency Ratio	(f - l) / (a + d)	**52.35 %**	**56.13%**	**54.99%**
Adjusted Efficiency Ratio	(g - l) / (b + e)	**50.47**	**51.46**	**52.34**
PROFITABILITY				
Total Average Assets	(m)	$ 9,478,934	$ 7,966,421	$ 5,469,542
Return on Average Assets (annualized)	(a - c + d - f - h) / (m)	**1.69 %**	**0.96%**	**0.98%**
Adjusted Return on Average Assets (annualized)	(i) / (m)	**1.39**	**1.12**	**1.03**

(1) Assumes an effective tax rate of 19.7% for the year ended December 31, 2018. Excludes $5,528 charge to remeasure deferred taxes as a result of the enactment of the TCJA and $259 thousand of one-time nondeductible tax expense and assumes the resulting normalized effective tax rate of 32.4% for the year ended December 31, 2017. Assumes actual effective tax rate of 33.2% for the year ended December 31, 2016.

23

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Tangible Common Equity to Tangible Assets

($ in thousands)	As of and for the Quarter Ended					
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2016
Tangible Common Equity						
Total common stockholders' equity	$ 1,606,433	$ 1,567,184	$ 1,538,269	$ 1,354,699	$ 1,336,018	$ 672,365
Adjustments:						
Goodwill	(721,797)	(721,784)	(721,578)	(621,458)	(621,458)	(258,319)
Core deposit intangibles, net	(45,042)	(46,533)	(48,052)	(41,913)	(43,244)	(14,177)
Tangible Common Equity	$ 839,594	$ 798,867	$ 768,639	$ 691,328	$ 671,316	$ 399,869
Tangible Assets						
Total Assets	$ 9,849,965	$ 9,891,464	$ 10,017,037	$ 8,811,014	$ 8,684,463	$ 5,852,801
Adjustments:						
Goodwill	(721,797)	(721,784)	(721,578)	(621,458)	(621,458)	(258,319)
Core deposit intangibles	(45,042)	(46,533)	(48,052)	(41,913)	(43,244)	(14,177)
Tangible Assets	$ 9,083,126	$ 9,123,147	$ 9,247,407	$ 8,147,643	$ 8,019,761	$ 5,580,305
Tangible Common Equity To Tangible Assets	**9.24%**	**8.76%**	**8.31%**	**8.49%**	**8.37%**	**7.17%**

24

Contact Information Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Michelle Hickox 1600 Redbud Blvd Executive Vice President and Chief Financial Officer Suite 400 (972) 562-9004 McKinney, TX 75069 mhickox@ibtx.com Mark Haynie Executive Vice President and General Counsel (972) 562-9004 mhaynie@ibtx.com Media: 972-562-9004 Telephone Peggy Smolen 972-562-7734 Fax Senior Vice President, Marketing & Communications Director www.ibtx.com (972) 562-9004 psmolen@ibtx.com RAISING STANDARDS TOGETHER 25

About Us Our Mission To make an impact on the communities we serve through high-performance, purpose-driven banking. Guiding Principles Principled financial decisions ~ Building strong, healthy communities ~ Leading with a courageous heart Resilient Solutions ~ Thriving relationships A Standard of Excellence Our unique brand of banking extends from the Gulf Coast of Texas to Colorado Front Range. Independent Bank is a multi- billion dollar community financial institution. We provide a wide range of relationship-driven commercial banking products and services tailored to meet the needs of businesses, professional organizations, community groups and entrepreneurs. We also offer a full line of personal financial products and services to make banking easy for busy families and individuals. The Bank provides capital and guidance to foster growth, bring new ideas to life, and energize local businesses. We accomplish these goals by funding projects such as medical facilities, warehouse space, and hospitality and education venues. By developing strong relationships and a deep understanding of your industry, our team offers a proactive approach to business banking. We continue to be named Best Bank within many of the communities we serve. Recently, Independent Bank was named a Community Bankers Cup winner for the fifth consecutive year; a Top 75 Producing Lender Nationwide; a Top 50 Performer by the Dallas Business Journal; and one of the Healthiest Employers in both North Texas and Central Texas. The Bank builds community on two fronts: by helping create economic development and by partnering within the community. It all begins by empowering our employees. We encourage our people to follow their passion and volunteer. And we back that up through formal giving programs. RAISING STANDARDS TOGETHER 26